SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported)  February 22, 1996

                     BALCOR REALTY INVESTORS 85 - SERIES I
                       A REAL ESTATE LIMITED PARTNERSHIP
                     -------------------------------------
                           Exact Name of Registrant

Illinois                           0-14353
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State or other jurisdiction        Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois              36-3244987
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Address of principal               I.R.S. Employer
executive offices                  Identification
                                   Number
60015
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Zip Code

              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 5.  OTHER MATTERS
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a)  Seabrook Apartments

In 1984, Seabrook Apartments, Orange County, Florida, was acquired by a limited partnership (the "Limited Partnership") in which the Partnership and an affiliate of the Partnership (the "Affiliate") held joint venture interests of approximately 15.43% and 84.57%, respectively. The Partnership contributed $492,480 and the Affiliate contributed $2,700,000 from their respective offering proceeds towards the purchase of the property. The property was acquired subject to first mortgage financing of $5,950,000.

On February 20, 1996, the Limited Partnership sold the property to an unaffiliated party, United Dominion Realty Trust, Inc., a Virginia corporation, for a sale price of $5,915,000. From the proceeds of the sale, the Limited Partnership paid the $5,081,898 outstanding balance of the first mortgage loan collateralized by the property, a brokerage commission of $147,875 to an unaffiliated party, closing and other sale costs of $42,642 and will receive the remaining proceeds of $642,585. Pursuant to the terms of the sale, $250,000 of the proceeds will be retained by the Limited Partnership until August 1996. The Partnership's share of the net sale proceeds will be $99,151. The General Partner was reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

b) Willow Bend Apartments

In 1985, the Partnership acquired the Willow Bend Apartments, St. Louis, Missouri, utilizing approximately $3,924,720 in offering proceeds. The property was acquired subject to first mortgage financing of approximately $7,062,000.

On February 22, 1996, the Partnership contracted to sell the property for a sale price of $9,985,000 to unafiiliated parties, Mary Camenzind Boland Revocable Trust and John Hazzard Camenzind Trust (together, the "Purchaser"). The Purchaser has deposited $200,000 into an escrow account as earnest money. The remaining $9,785,000 of the sale price will be paid in cash by the Purchaser at closing, scheduled to be held on March 29, 1996. From the proceeds of the sale, the Partnership will pay to an unaffiliated party a brokerage commission of $199,700 and to the holder of the first mortgage loan the outstanding balance of the loan, expected to be approximately $5,794,000 at closing. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (a)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

             None

     (C)  EXHIBITS:

          (99)    (a) Agreement of Sale and attachment thereto relating
                        to the sale of the Seabrook apartment complex.

                  (b) Agreement of Sale and attachment thereto relating
                        to the sale of the Willow Bend apartment complex.

No information is required under Items 1, 2, 3, 4, 6 and 8 and these items have, therefore, been omitted.

Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BALCOR REALTY INVESTORS 85 - SERIES I
                    A REAL ESTATE LIMITED PARTNERSHIP

                         By:  Balcor Partners-XVI, an Illinois
                                general partnership, its general
                                 partner

                         By:  The Balcor Company,
                                 a Delaware corporation,
                                 a partner

                         By:  /s/  Jerry M. Ogle
                            ------------------------------------
                                 Jerry M. Ogle, Vice President
                                 and Secretary
Dated:  March 8, 1996
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